UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2016

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2016, SPAR Group, Inc. ("SGRP" or the "Registrant", and together with its subsidiaries, the "SPAR Group" or the "Company"), issued a Press Release announcing the appointment and election of Mr. Scott Popaditch as SGRP's new Chief Executive Officer and President and a director on SGRP's Board of Directors (the "Release"), and received the resignation of Ms. Jill M. Blanchard from those positions (which was previously announced as an upcoming departure in SGRP's June 10, 2016, Current Report on Form 8-K and Press Release).

Mr. Popaditch is expected to start work on Tuesday, September 6, 2016. He has extensive executive leadership experience in retail services, staffing, and investment banking focused on M&A. Mr. Popaditch co-founded, built, and sold Serv Corp, Inc., one of the largest southeast regional in-store marketing services firms. He led and managed the national consolidation, handling M&A and coordinating integration. He worked as SVP of Retail Sales & Operations for the Sunflower Group, managing national Retail Sales and In-store Staffing Operations focusing on Kroger, Target, and Publix. Upon completion of his Masters, he was CEO of IQ Reports, an Insurance Risk Auditing & Staffing services firm, where he recapitalized, restructured, grew revenues, and led the merger with York Insurance Services in 2013. He joined Advantage Sales & marketing and was subsequently hired as CEO of ICC Capital, managing the successful turnaround and coordinating a merger Highland Capital, which closed in April 2015. Prior to accepting his new role with SPAR Group he was the Chief Commercial Officer of Suntree Snack Foods, and a consultant to SPAR Infotech, Inc., and SP/R, Inc., two independent affiliates of SGRP owned by Mr. Robert G. Brown, Chairman of SGRP. He earned a MBA from the Crummer Graduate School of Business at Rollins College, and a BSBA from University of Central Florida.

Mr. Popaditch is both an Executive and an Officer (as defined in SGRP's By-Laws) and will separately report: directly to SGRP's Board of Directors (the "Board"); or directly to each of the Board's Committees; as applicable. He will receive a salary of $260,000 per year, $15,000 in moving expenses, a car allowance of $300 per month, a living expense allowance of up to $3500 per month, and the employee healthcare and other insurance, 401(k) participation and other benefits. Mr. Popaditch also received an otion award to purchase 400,000 SGRP shares, with the exercise price fixed on August 23 at market and vesting 1/4 per year over four years, and a restricted stock award of 25,000 shares vesting 1/3 per year over three years. Beginning in 2017, he also will be eligible for an annual bonus of up to $150,000 and stock options to purchase up to 25,000 shares, each depending upon satisfaction of performance goals to be outlined by SGRP's Compensation Committee. Mr. Popaditch will be indemnified by SGRP pursuant to SGRP's By-Laws, its D&O insurance, and Delaware law to the same extent as SGRP's other Directors and Executives. Mr. Popaditch also will receive severance protection for his first two years under a Severance Agreement with SGRP, which will provide for payment of six months of his salary if he is removed without cause or resigns for good reason, as detailed in such agreement. He also will receive severance protection under SGRP's Change in Control Severance Agreement (the "CICSA") on terms that are substantively the same as those applicable to the other Executives of SGRP. Under the CICSA, a new 24 month protected period begins with each new change in control defined in that agreement, severance is payable under the CICSA if the officer is removed without cause or resigns for good reason, as detailed in such agreement, and the severance amount due is what the officer's salary would have been for the portion of the 24 month protected period remaining after such removal or resignation (but without duplication for payments under the Severance Agreement).

On and effective as of August 23, 2016, Ms. Jill M. Blanchard resigned from her positions as President and Chief Executive Officer and a director, executive, officer and employee (as applicable) of SGRP and its subsidiaries pursuant to a negotiated Departure Agreement, Release, and Waiver of All Claims. Under that agreement, Ms. Blanchard will receive departure payments equal to approximately $164,021, and the continuation for 90 days of her vested options (in accordance with their terms) that remain unexercised.

A copy of the Release is attached to this Current Report on Form 8-K (including such Release, this "Current Report") as Exhibit 99.1 and is hereby incorporated herein by reference.

Forward Looking Statements

This Current Report contains "forward-looking statements" made by SPAR Group, Inc. ("SGRP", and together with its subsidiaries, the "SPAR Group" or the "Company") and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2015 (as filed, the "Annual Report"), as filed with the SEC on March 30, 2016, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders to be held on or about May 19, 2016 (as filed, the "Proxy Statement"), which SGRP filed with the SEC on April 27, 2016, and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report, the Proxy Statement, and such other reports, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws").

The forward-looking statements made by the Company in this Current Report includes (without limitation) any expectations, guidance or other information respecting the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, productivity & efficiency, and earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, improving on the value we already deliver to customers, our growing client base, continuing balance sheet strength, customer contract expansion, growing revenues and becoming profitable through organic growth and acquisitions, attracting new business that will increase SPAR Group's revenues, improving product mix, continuing to maintain or reduce costs and consummating any transactions. The Company's forward-looking statements also include, in particular and without limitation, those made in "Business", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Annual Report. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.

You should carefully consider (and not place undue reliance on) the Company's forward-looking statements, risk factors and the other risks, cautions and information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports that could cause the Company's actual performance or condition (including its assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition to differ materially from the performance or condition planned, intended, expected, estimated or otherwise expected by the Company (collectively, "expectations") and described in the information in the Company's forward-looking and other statements, whether express or implied. Although the Company believes them to be reasonable, those expectations involve known and unknown risks, uncertainties and other unpredictable factors (many of which are beyond the Company's control) that could cause those expectations to fail to occur or be realized or such actual performance or condition to be materially and adversely different from the Company's expectations. In addition, new risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its expectations will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

You should carefully review the risk factors described in the Annual Report (See Item 1A – Risk Factors) and any other risks, cautions or information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement or other applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.          Financial Statements and Exhibits.

(a)        Exhibits:

99.1     Press Release of the Registrant dated and issued on August 29, 2016, as attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: August 29, 2016
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Registrant dated and issued on August 29, 2016, as attached hereto.